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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File Number 1-5674

        Date of Report (date of earliest event reported): APRIL 15, 2002


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


               MISSOURI                                43-0905260
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

       424 SOUTH WOODS MILL ROAD
        CHESTERFIELD, MISSOURI                         63017-3406
(Address of principal executive offices)               (Zip Code)


                                 (314) 854-3800
              (Registrant's telephone number, including area code)



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           On April 15, 2002, Angelica Corporation (the "Registrant") engaged Deloitte & Touche LLP as the Registrant's independent auditors for its current fiscal year ending January 25, 2003, replacing Arthur Andersen LLP. The Board of Directors of the Registrant approved the decision to change independent auditors upon the recommendation of its Audit Committee.

           The audit reports of Arthur Andersen LLP on the Registrant's consolidated financial statements as of and for the fiscal years ended January 26, 2002 and January 27, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the fiscal years ended January 26, 2002 and January 27, 2001 and the interim period through the date hereof:

           1. There was no disagreement between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with regard to the Registrant's consolidated financial statements, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of such disagreement in its report;

           2.       No reportable events (as described under Item
                    304(a)(1)(v) of Regulation S-K of the Securities and Exchange Act of 1934 (the "Act")) have occurred; and

           3. The Registrant has not engaged Deloitte & Touche LLP for any auditing work or consulting on any matter or event set forth in Item 304(a)(2)(i) or
                    (ii) of Regulation S-K of the Act.

           The Registrant provided Arthur Andersen LLP a copy of this report on Form 8-K and requested that Arthur Andersen LLP furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements herein. A copy of Arthur Andersen LLP's letter will be filed as an amendment to this report within two days of receipt by the Registrant.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)      Exhibits

                    16.1     Letter from Arthur Andersen LLP to
                             Securities and Exchange Commission will
                             be filed by an amendment to this report.


                                    *   *   *



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2002

                              ANGELICA CORPORATION



                              By: /s/ T. M. Armstrong
                                 -------------------------------------------
                                  T. M. Armstrong
                                  Senior Vice President-Finance and
                                  Administration and Chief Financial Officer


                                       2

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                                  EXHIBIT INDEX

Exhibit No.                         Description
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16.1          Letter from Arthur Andersen LLP to the Securities and Exchange
              Commission will be filed as an amendment to this report.